UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report : February 2, 2022

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-230099 on Form S-3, effective March 6, 2019, the documents included as (1) Exhibits 1.1, 4.1 and 4.2 relating to €2,000,000,000 aggregate principal amount of debt securities of the Registrant (the “Euro Notes”), (2) Exhibits 1.2, 4.3, 4.4 and 4.5 relating to $1,800,000,000 aggregate principal amount of debt securities of the Registrant (the “USD Notes” and, together with the Euro Notes, the “Notes”) and (3) Exhibits 5.1 and 23.1 regarding the Notes. The Euro Notes and the USD Notes were offered by means of separate prospectus supplements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement dated February 2, 2022 among International Business Machines Corporation and Barclays Bank PLC, Citigroup Global Markets Limited, HSBC Bank plc, Merrill Lynch International, Mizuho International plc, SMBC Nikko Capital Markets Limited, ING Bank N.V., Belgian Branch, RBC Europe Limited, U.S. Bancorp Investments, Inc., Blaylock Van, LLC and Stern Brothers & Co, as Underwriters
1.2	Underwriting Agreement dated February 2, 2022 among International Business Machines Corporation and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc., as Underwriters
4.1	Form of 0.875% Note due 2030
4.2	Form of 1.250% Note due 2034
4.3	Form of 2.200% Note due 2027
4.4	Form of 2.720% Note due 2032
4.5	Form of 3.430% Note due 2052
5.1	Opinion of Frank Sedlarcik, Vice President, Assistant General Counsel and Secretary regarding the Notes
23.1	Consent of Frank Sedlarcik, Vice President, Assistant General Counsel and Secretary (included in Exhibit 5.1)
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 8, 2022

	By:	/s/ Simon J. Beaumont
Simon J. Beaumont
Vice President and Treasurer